EXHIBIT 10.57

                           NEW YORK HEALTH CARE, INC.

                           PERFORMANCE INCENTIVE PLAN
  (As Amended Effective July 6, 1996, June 25, 1998, June 23, 1999, December 18,
                           2000 and December 10, 2002)


1.     DEFINITIONS:  As  used  herein,  the  following  definitions shall apply:

     (a) "Committee" shall mean a Committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor rule, appointed by the Board of Directors of the Company to administer the Plan or, if no such Committee is appointed the Board of Directors as a whole shall be the Committee. A majority of members of the Committee shall be "disinterested directors" as defined by Rule 16b-3 of the Exchange Act.

     (b) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     (c) "Company" shall mean New York Health Care, Inc., a New York corporation, or any successor thereof.

     (d) "Eligible Person" means any individual who performs services for the Company or a Subsidiary, who is a key employee, officer or director of the Company or a Subsidiary and is included on the regular payroll of the Company or a Subsidiary.

     (e) "Incentive Option" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

     (f) "Nonqualified Option" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

     (g) "Participant" shall mean any Eligible Person designated by the Committee under Paragraph 6 for participation in the Plan.

     (h)   "Plan"  shall  mean  this Performance Incentive Plan for the Company.

     (i) "Subsidiary" shall mean any Company in which the Company owns directly or indirectly, stock possessing more than twenty-five percent of the combined voting power of all classes of stock; provided however, that an Incentive Option may be granted to a key employee of a Subsidiary only if the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of the Subsidiary.


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2.   PURPOSE  OF PLAN:  The purpose of the Plan is to provide key employees with incentives to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries and to increase their personal interest in the continued success and progress of the Company and its Subsidiaries.

3. ADMINISTRATION: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned or granted to each such person, and the terms and conditions of any stock options. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. Acts approved by either a majority of the members present at any meeting at which a quorum is present, or without a meeting by the unanimous written approval of the members of the Committee, shall be the acts of the Committee.

4. INDEMNIFICATION OF COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board of Directors of the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member has acted in bad faith; provided, however, that within sixty days after receipt of notice of institution of any such action, suit or proceeding a Committee member shall offer the Company in writing the opportunity, at its own cost, to handle and defend the same.

5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares of Common Stock with respect to which stock options may be granted under the Plan shall be 4,712,500 shares, of which 262,500 shares were initially authorized, 420,000 shares were authorized by the Board of Directors and stockholders of the Company on June 25, 1998 for issuance at the rate of up to 210,000 shares per year for each of any two years prior to the time the Plan terminates as provided in paragraph 21, 350,000 shares were authorized by the Board of Directors and stockholders of the Company on June 23, 1999 for issuance after January 1, 2000, 450,000 were authorized by the Board of Directors and stockholders of the Company on December 18, 2000 for issuance after January 1, 2001, and 3,230,000 were authorized by the Board of Directors and stockholders of the Company on December 10, 2002. Shares of Common Stock shall be made available for issuance pursuant to the Plan either from shares of Common Stock reacquired by the Company or from authorized but unissued shares. Any shares of Common Stock with respect to which stock options have expired for any reason other than exercise of such stock options or which are forfeited back to the Company, shall not be available for issuance pursuant to the Plan.


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The  number  of shares of Common Stock subject to each outstanding stock option, the option price with respect to outstanding stock options, and the aggregate number of shares available at any time under the Plan shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations of or by the Company; provided however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option.

6. PARTICIPANTS: The Committee shall determine and designate from time to time, in its sole discretion, those Eligible Persons to whom stock options are to be granted or awarded and who thereby become Participants under the Plan. Notwithstanding the foregoing, Incentive Options may be granted (i) to key employees of a Subsidiary only if the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of the Subsidiary, and (ii) in all circumstances, only to key employees eligible to receive Incentive Options pursuant to Section 422 of the Code.

7. WRITTEN AGREEMENT: Each stock option shall be evidenced by a written agreement between the Company and the Participant and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Company and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

8. ALLOTMENT OF SHARES: The Committee shall determine and fix the number of shares of Common Stock with respect to which each Participant may be granted stock options provided however, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of Common Stock with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Company (or any parent or subsidiary Company of the Company) exceeding $100,000.

9. STOCK OPTIONS: Subject to the terms of the Plan the Committee may grant to Participants either Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares of Common Stock covered thereby, if any, with respect to which the option is a Nonqualified Option.

10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Committee shall establish the price per share for which the shares of Common Stock covered by the option may be purchased. With respect to an Incentive Option or Nonqualified Option, such option price shall not be less than 100% of the fair market value of a share of Common Stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of the stock of the Company or of any parent or subsidiary,


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the  option  price shall not be less 110% of the fair market value of a share of
Common Stock on the date such Incentive Option is granted.   For purposes of the
Plan, the "fair market value" of a share of Common Stock means the closing sale price on a specified date of a share on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any system then in use, or, if no such Quotations are available, the fair market value on a specified date of a share as determined by the Committee in good faith. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

11. PAYMENT OF STOCK OPTION PRICE: At the time of the exercise in whole or in part of any stock option granted hereunder, payment of the option price in full in cash or in Common Stock, shall be made by the Participant for all shares so purchased. In the discretion of and subject to such conditions as may be established by the Committee, payment of the option price may also be made by the Company retaining from the shares of Common Stock to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. Such payment may also be made in such other manner as the Committee determines is appropriate, in its sole discretion. No Participant shall have any of the rights of a shareholder of the Company under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

12. GRANTING AND EXERCISE OF STOCK OPTIONS: Each stock option granted hereunder, including but not limited to the unexercised portion of those stock options outstanding on June 23, 1999, shall be exercisable in either one, two or three equal annual installments, as may be designated by the Committee from time to time; provided, however, that no stock option granted in conjunction therewith may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. If a Participant who is granted a stock option is a person who is regularly required to report his ownership and changes in ownership of Common Stock to the Securities and Exchange Commission, then any election to exercise, as well as any actual exercise of his stock option, shall be made only during the period beginning on the third business day and ending on the twelfth business day following the release for publication by the Company of quarterly or annual summary statements of sales and earnings. Notwithstanding anything contained in the Plan to the contrary, stock options shall always be granted and exercised in such a manner as to conform to the provisions of Rule l6b-3(e), or any replacement rule, adopted pursuant to the provisions of the Exchange Act. In addition, the value (determined at the time the option is granted) of Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by (i) full payment for the shares with respect to which the stock option is exercised, or (ii) in the sole discretion of the Committee and subject to the requirements of Regulation T (as in effect from time to time) under the Exchange Act, irrevocable instructions to a stockbroker to promptly deliver to the Company full payment for the shares with respect to which the stock option is exercised from the proceeds of the stockbroker's sale of or loan against


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the  shares.  Except as provided in Paragraph 17, stock options may be exercised only while the Participant is an employee of, or performing service to, the Company or a Subsidiary.

Successor stock options may be granted to the same Participant whether or not the stock option(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.

13. NON-TRANSFERABILITY OF STOCK OPTIONS: No stock option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution, and such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

14. TERM OF STOCK OPTIONS: If not sooner terminated, each stock option granted hereunder shall expire not more than ten (10) years from the date of the granting thereof.

15. CONTINUATION OF EMPLOYMENT: The Committee may require, in its discretion, that any Participant under the Plan to whom a stock option shall be granted shall agree in writing as a condition of the granting of such stock option to remain in the employ of, or continue to provide services to, the Company or a Subsidiary for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee.

16. TERMINATION OF EMPLOYMENT: If a Participant's employment by, or provision of services to, the Company or a Subsidiary shall be terminated, the Committee may, in its discretion, permit the exercise of stock options granted to such Participant (i) for a period not to exceed one year following such termination of employment with respect to Incentive Options, and (ii) for a period not to extend beyond the expiration date with respect to Nonqualified Options; provided, however, that no Incentive Option may be exercised after three months following a Participant's termination of employment, unless such termination of employment is due to the Participants death or permanent disability, in which event the Incentive Option may be permitted to be exercised for up to one year following the Participant's termination of employment for such reason. In no event, however, shall a stock option be exercisable subsequent to its expiration date and, furthermore, unless the Committee otherwise determines, a stock option may only be exercised after termination of a Participant's employment or service to the extent exercisable on the date of termination of employment or as a result of termination of employment.

17. INVESTMENT PURPOSE: If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder and as a condition to the Company's obligation to deliver certificates representing such shares, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of Common Stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares,


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obtain  a  favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under this Plan.

18. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by, or the provision of services to, the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment or service at any time with or without cause.

19. WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount of income tax withholding, in the Committee's sole discretion, either the Company shall appropriately reduce the amount of Common Stock or cash to be paid to the Participant or the Participant shall pay such amount to the Company or Subsidiary to reimburse it for such income tax withholding. The Committee may, in its sole discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Company upon exercise of a stock option appropriately reduced or by electing to tender Common Stock back to the Company subsequent to exercise of a stock option to reimburse the Company for such income tax withholding, subject to the rules and regulations as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

20. EFFECTIVENESS OF PLAN: The Plan shall be effective as of March 26, 1996, the date the Board of Directors of the Company and a majority of the shareholders of the Company adopted the Plan.

21. TERMINATION, DURATION AND AMENDMENT OF PLAN: The Plan shall terminate on March 26, 2006, and no stock options may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option outstanding on the date of termination.

For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of the Plan or terminate the Plan at any time; provided, however, that no such amendment or revisions or termination shall (i) increase the maximum number of shares of Common Stock in the aggregate which are subject to the Plan (except as provided under the provisions of Paragraph 5), change the class of persons eligible to be Participants under the Plan or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Company; or (ii) change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

22. INTERPRETATION: If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Without limiting the generality of the foregoing, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the Exchange Act. To the extent any provision of the Plan or any action by the Committee or the Board of Directors hereunder is inconsistent with the foregoing requirements, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board of Directors. This Plan shall be governed by laws of the State of New York. Headings contained in the Plan are for convenience only and shall in no manner be construed as part of the Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.


                             STOCK OPTION AGREEMENT

     THIS AGREEMENT, made as of this ___________, 2003 by NEW YORK HEALTH CARE, INC., a New York corporation (hereinafter called the "Company"), with __________________________ (hereinafter called the "Optionee"):

     The New York Health Care Performance Incentive Plan (hereinafter referred to as the "Plan") was adopted by the Board of Directors and approved by the Stockholders on March 26, 1996, as amended effective July 6, 1996, June 25,
     1998, June 23, 1999, December 18, 2000 and December 10, 2002.

     This Agreement is subject to the provisions of the Plan, a copy of which is annexed hereto. The Plan may hereafter be amended as provided therein and this Agreement will also be subject to any such amendment. The Plan, as from time to time amended, is incorporated herein and made a part of this Agreement.

     In consideration for the Optionee's valuable service to the Company as its ________________ pursuant and subject to the Plan, and for other good and valuable consideration as expressed in this Agreement, the Compensation Committee of the Board of Directors, on ______________, 2003, directed the grant to the Optionee of this option (the "Option"), effective the date set forth in the first paragraph of this Agreement, to purchase in one, two or three annual installments, commencing six (6) months from the date hereof, all or any part of an aggregate of _________ Thousand (__,000) shares of the Common Stock of the
     Company, par value $.01 per share, at a price of $_____ per share.

     The following terms and conditions shall apply to the Option:

     1. The Option and all rights of the Optionee to purchase shares of Common Stock hereunder shall terminate on _______________, 2013 (hereinafter referred to as the "Expiration Date"). On or prior to the Expiration Date such Option shall be exercisable subject to the terms of the Plan and the following terms:

          (a) The Optionee may exercise the Option with respect to all or any part of the shares then exercisable by giving the Company written notice, as provided in paragraph 2 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in either cash or Common Stock, as provided in paragraph 11 of the Plan, of an amount equal to the option price of such shares multiplied by the number of shares as to which the Option is being exercised.

          (b) As soon as practicable after receipt of the notice and payment referred to in subdivision (a) above, the Company shall deliver to the Optionee at the principal office of the Company or at such other place as may be mutually acceptable to the Company and the Optionee, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period of time as the Company may require to comply with any law or regulation applicable to the issuance or transfer of shares. If the Optionee fails for any reason to accept delivery of or any part of the number of shares specified in such notice upon tender of delivery thereof, his or her right to purchase such undelivered shares may be terminated by the Company by notice in writing to the Optionee and refund of the payment.

          (c) Prior to or concurrently with delivery by the Company to the Optionee of a certificate(s) representing such shares, the Optionee shall (i) upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements, and (ii) if such shares are not then registered under the Securities Act of 1933, sign and deliver to the Company an investment letter confirming that such shares are being purchased for investment and not with a view to the distribution thereof, and the Optionee shall give such other assurance and take such other action as the Company shall require to secure compliance with any federal or state securities law applicable to the issuance of shares; provided that the out-of-pocket expense of such registration or compliance shall be borne by the Company.

     2. Any notice to the Company provided for in the Option shall be addressed to the Company at its principal office, in care of its Secretary, with a copy to Scheichet & Davis, P.C., 800 Third Avenue, 29th Floor, New York, NY 10022, Attn: William J. Davis, Esq., and any notice to the Optionee shall be addressed to him or her at his or her address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the fourth business day after mailing, by registered or certified mail, return receipt requested, at a post office or branch post office within the United States.

     3. This Option shall terminate in the event of a termination of employment or death of the Optionee as follows:

          (a) If the Optionee's employment with the Company is terminated voluntarily by the Optionee, or for cause, then this Option shall expire forthwith. Except as provided in Subsections (b) and (c) below, if such employment shall terminate for any other reason, then this option may be exercised at any time within three months after such termination, subject to the provisions of subparagraph (d) below.

          (b) If the Optionee dies while employed by the Company or within three months after the termination of his employment other than voluntarily by the Optionee or for cause, then and in that event this Option, subject to the provisions of subparagraph (d) below, may be exercised by the estate of the Optionee or by a person who required the right to exercise this

Option by bequest or inheritance or by reason of the death of the Optionee, at any time within one year after such death.

          (c) If the Optionee ceases employment with the Company because of permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) while employed by the Company, then this Option, subject to the provisions of subparagraph (d) below, may be exercised at any time within one year after such termination of employment due to disability.

          (d) This Option may not be exercised in the event of termination of employment of the Optionee except to the extent that the Optionee was entitled to exercise this Option at the time of such termination, or death, and in any event may not be exercised after the expiration of this Option.

          (e) For the purposes of this paragraph, the employment relationship of the Optionee with the Company will be treated as continuing intact while the Optionee is on military or sick leave or other bonafide leave of absence if such leave does not exceed 90 days or, if longer, so long as the Optionee's right to re-employment is guaranteed either by statute or by contract. A leave of absence or an interruption in service authorized pursuant to the Plan, shall not be deemed an interruption of employment.

     4. In the event of any change in the Company's Common Stock subject to the Option, by reason of any stock dividend, split-up, merger, consolidation, or exchange of shares, spin-off, liquidation or the like, such adjustment shall be made in the number of shares subject to the option and the price per share as the Committee or the Board of Directors shall, in its sole judgment, deem appropriate to give proper effect to such event.

     5. The Option is not transferable and may not be exercised by any person other than the Optionee, except to the extent specified in the Plan and the term "Optionee" shall include any person having rights to exercises the Option under the Plan. In the event of any attempt by the Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right hereunder, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

     6. (a) Optionee understands and acknowledges that as a result of Optionee's employment with the Company and involvement with the business of the Company, he has become informed of and has had access to, confidential information of the Company including, without limitation, contract provisions, trade secrets, technical information, know-how, plans, specifications, identity of customers and identity of suppliers, and that such information, even though it may have been or may be developed or otherwise acquired by Optionee, is the exclusive property of the Company to be held by Optionee in trust and solely for The Company's benefit and Optionee shall not at any time, either during or subsequent to his employment or the term of this Option, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity or use any of the Company's confidential information, without its written consent of the Board of Directors, except for use on behalf of the Company in connection with its business and except for such information which legally and legitimately is or becomes of general public knowledge from authorized sources other than the Company.

          (b) Upon the termination of his employment with the Company and/or this Option for any reason, Optionee shall promptly deliver to it all materials, drawings, manuals, letters, notes, notebooks, reports and copies thereof and all other materials, including, without limitation, those of a secret or confidential nature, relating to the Company's business which are in Optionee's possession or control. The Company shall reimburse Optionee for any packing or moving costs reasonably incurred by him in connection with the foregoing delivery.

     7. During the term of employment with the Company and for a period of one (1) year after the expiration or termination of employment with the Company, Optionee shall not, directly or indirectly whether as principal, agent, shareholder, employee, officer, director, consultant, joint-venturer, partner or otherwise, own, manage, operate, join, control or participate in the ownership, management, operation or control of, render any services to or be connected in any manner with any business which is in direct competition with or is of the type or character of any business engaged in by the Company or which offers, sells or markets products, projects or services that directly compete with products, projects or services offered by the Company or any of its subsidiaries or affiliates, irrespective of whether Optionee's involvement shall be as an officer, owner, employee, partner, joint-venturer, consultant, agent or other participant; provided, however, that the foregoing shall not restrict Optionee from making an investment in any company the securities of which are listed on a national securities exchange or actively traded in the over-the-counter market, so long as such investment does not equal or exceed five percent (5%) of the total number of outstanding shares of common stock of such company.

     8. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Option, or any provision of this Agreement, including whether and when a change of control has occurred or is about to occur, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of the rights of the Optionee shall be conclusive, final and binding upon the Optionee and upon any other person who shall assert any right pursuant to this Option.

     9. The Optionee shall have no rights of a stockholder with respect to the shares covered by the Option until he or she becomes the holder of record of such shares. All shares issued upon exercise of the Option shall be fully paid and non-assessable.

     10. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     11. This Agreement shall at all times be subject to the terms and conditions of the Plan. In the event of any conflict between the terms and conditions of this Agreement and the Plan, the terms and conditions of the Plan shall govern.

     This Agreement shall further be interpreted in accordance with New York law.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on the day and year first written above.

                                        NEW  YORK  HEALTH  CARE,  INC.


                                        By:  ------------------------------
ACCEPTED  AND  AGREED:                       Authorized  Officer


-----------------------------------
Optionee  -  ______________________


                                SUBSCRIPTION FORM

(To Be Executed Only Upon Exercise of Option)

     The undersigned, holder of an option pursuant to the Stock Option Agreement between New York Health Care, Inc. and ______________ dated ___________, 2003 hereby irrevocably exercises his option thereunder to purchase the number of shares of Common Stock of New York Health Care, Inc. specified below and herewith makes payment therefore, all at the price and on the terms and conditions specified in this Option.

Dated:

Number  of  Shares:

Purchase  Price:  $



                                        ----------------------------------------
                                        Signature  of  Registered  Owner

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                                        Street  Address

                                        ----------------------------------------
                                        City,  State,  Zip

                                        ----------------------------------------
                                        Social  Security  Number


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